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                                                                   EXHIBIT 10(d)
                          EDS EXECUTIVE DEFERRAL PLAN

                                   ARTICLE I
                                 INTRODUCTION

1.1  Creation.  Upon the recommendation of the Compensation and Benefits
     --------
     Committee ("Committee") of its Board of Directors ("Board"), the Company has adopted this EDS Executive Deferral Plan ("Plan"), effective January 1, 2000.

1.2  Purpose.  The objective and purpose of this Plan is to attract and retain
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     competent officers, key executives and highly compensated employees by offering flexible compensation opportunities to officers, key executives and highly compensated employees of the Company and to offer them an opportunity to defer income to be paid at a later date. The Plan shall not constitute a "qualified plan" subject to the limitations of Section 401(a) of the Code, nor shall it constitute a "funded plan," for purposes of such requirements. This Plan shall be exempt from the participation and vesting requirements of Part 2 of Title I of ERISA, the funding requirements of
     Part 3 of Title I of ERISA, and the fiduciary requirements of Part 4 of Title I of ERISA by reason of the exclusions afforded plans which are unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

                                  ARTICLE II
                         DEFINITIONS AND CONSTRUCTION

2.1  Definitions.  The following words and phrases shall have the meaning set
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     forth below, unless a different meaning is required by the context in which the word or phrase is used.
     (a)  Account shall mean the bookkeeping account to which a Participant's
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          deferred Compensation is credited, together with any earnings thereon.
     (b)  Affiliate shall mean (i) a corporation that is a member of a
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          controlled group of corporations (as determined pursuant to Section
          414(b) of the Code) which includes the Company and (ii) a trade or business (whether or not incorporated) which is under common control (as determined pursuant to Section 414(c) of the Code) of the Company.
     (c)  Beneficiary shall mean the person or persons designated by the
          -----------
          Participant in a writing filed with the Committee to receive payment of the Participant's Account upon the death of the Participant.
     (d)  Board shall mean the Board of Directors of the Company.
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     (e)  Change of Control shall mean such term as defined in the Rules
          -----------------
          immediately prior to a CIC Event; provided however, that, until changed by the Committee by Rule, "Change of Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limiting the generality of the foregoing, a Change in Control shall be deemed to have occurred (irrespective of the applicability of the initial clause of this proviso) if at any time (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding
          (i) any employee benefit plan of the Company or any Affiliate, and
          (ii) any entity organized, appointed or established by the Company pursuant to the terms of any such plan) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person's attaining such percentage interest; (b) the Company is a party to a merger, consolidation, share exchange, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the whole Board thereafter; or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted members of the Board (including for this purpose any new member whose election or nomination for election by the Company's stockholders was approved by at least two-thirds of the members of the whole Board then still in office who were members of the Board at the beginning of such period) cease for any reason to constitute a majority of the whole Board.
     (f)  CIC Event shall mean such term as defined in Section 6.2.
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     (g)  Code shall mean the Internal Revenue Code of 1986, as amended.
          ----
     (h)  Company shall mean Electronic Data Systems Corporation, a Delaware
          -------
          corporation.
     (i)  Committee shall mean the Compensation and Benefits Committee of the
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          Board, or any successor thereto.
     (j)  Common Stock shall mean the common stock, par value $.01 per share, of
          ------------
          the Company.
     (k)  Compensation shall, for any period, mean such amount as the Committee
          ------------
          may designate (which may be different amounts for different purposes under the Plan); provided that such amount shall not exceed the total earnings prior to withholding, as reportable on Internal Revenue Service Form W-2, payable to any Employee by an Employer in such period, disregarding any Deferral Election hereunder, and increased by amounts not included in income through a salary reduction election made pursuant to a cafeteria plan described in Code Section 125, or the EDS 401(k) Plan.
     (l)  Deferral Election shall mean the agreement between the Company or
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          Participating Employer and an Eligible Employee pursuant to which the
          Eligible Employee consents to participation and the deferral of Compensation hereunder, and designates the amount of Compensation to be deferred.
     (m)  Deferral Election Deadline shall mean the date the Committee
          --------------------------
          designates by Rule as the last date an Eligible Employee may file a Deferral Election with the Committee for such period as the Committee may designate.
     (n)  EDS 401(k) Plan shall mean the employee pension plan intended to
          ---------------
          qualify under Code Sections 401(a) and 401(k) as established by the Company effective July 1, 1983, as amended from time-to-time, any successor to such plan, and any other plan of the Company or an Affiliate intended to qualify under Code Sections 401(a) and 401(k) as may be designated by the Committee.

     (o)  Eligible Employee shall mean an Employee of the Company or a
          -----------------
          Participating Employer whom the Committee designates by Rule as in a class of Employees eligible to participate in the Plan. Notwithstanding the foregoing, the Committee shall permit only a select group of management or highly compensated employees to be Eligible Employees.
     (p)  Employee shall mean any person employed as an employee by an Employer
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          and on the payroll of an Employer.  If a person's status as an employee is redetermined retroactively, such redetermination shall not affect participation in the Plan prior to the redetermination.
     (q)  Employer shall mean the Company and Participating Employers.
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     (r)  ERISA shall mean the Employee Retirement Income Security Act of 1974,
          -----
          as amended.
     (s)  Fair Market Value of a share of Common Stock shall mean the fair value
          -----------------
          thereof, determined under such Rules as the Committee may establish. Unless the Committee so establishes a different meaning, Fair Market Value of a share of Common Stock shall mean as of a particular date,
          (i) if shares of Common Stock are listed on a national securities exchange, the closing price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported,
          (ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the closing price per share of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sales reported on that date, on the last preceding date on which such a sale was so reported or (iii) if the Common Stock is not so listed or quoted but is traded in the over-the-counter market, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotations Bureau Incorporated.
     (t)  Participant shall mean each Eligible Employee who has properly
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          completed and filed a Deferral Election with the Committee.
     (u)  Participating Employer shall mean any Affiliate which, with the
          ----------------------
          consent of the Committee, elects to become and accepts the obligations of an Employer hereunder.
     (v)  Plan shall mean this EDS Executive Deferral Plan, as amended from time
          ----
          to time.
     (w)  Plan Year shall mean the calendar year or such other period as the
          ---------
          Committee may designate by Rule.
     (x)  Rule shall mean a determination, regulation, standard, or rule of
          ----
          general applicability made by the Committee from time to time.
     (y)  Valuation Date shall mean the last business day of each calendar
          --------------
          quarter, or such other dates as the Committee may, in its discretion, designate; provided that there shall be at least one Valuation Date each Plan Year.

2.2  Construction.  If any provision of this Plan or any Rule is determined to
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     be for any reason invalid or unenforceable, the remaining provisions of this Plan and the remaining Rules
     shall continue in full force and effect. All of the provisions of this Plan and the Rules hereunder shall be construed and enforced in accordance with the laws of the State of Delaware (other than its laws regarding choice of laws) and shall be administered according to the laws of such state, except as otherwise required by ERISA, the Code or other applicable federal law. The masculine gender, where appearing in this Plan or the Rules, shall include the feminine gender, and vice versa. The terms "delivered to the Committee" and "filed with the Committee," as used in this Plan or the Rules, shall include, respectively, delivery to and filing with a person or persons designated by the Committee for the disbursement and the receipt of administrative forms. Headings and subheadings in the Plan or the Rules are for the purpose of reference only and are not to be considered in the construction of this Plan or the Rules.

                                  ARTICLE III
                           PARTICIPATION AND VESTING

3.1  Eligibility and Participation.  An Eligible Employee who properly completes
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     and files with the Committee a Deferral Election pursuant to which a portion of his Compensation is deferred under the Plan shall become a Participant. A Participant shall remain a Participant until his entire Account under the Plan is extinguished, through distribution or otherwise.

3.2  Ceasing to be an Eligible Employee.  Status as an Eligible Employee will be
     ----------------------------------
     redetermined from time to time, at least annually. If an individual ceases for any reason to be an Eligible Employee, through termination of employment or otherwise, his Deferral Election shall forthwith terminate, and he shall not again become eligible to make a Deferral Election until he again becomes an Eligible Employee.

3.3  Vesting.  The Committee may establish Rules governing vesting and
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     forfeitability of all or any portion of a Participant's Account.

                                  ARTICLE IV
              DEFERRAL ELECTIONS, MATCHING CREDITS AND ACCOUNTING

4.1  Deferral Elections.  Each Eligible Employee shall be provided an
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     opportunity to make a Deferral Election with respect to such portion of his
     Compensation as the Committee designates by Rule. The Committee may require or permit separate Deferral Elections to be made with respect to different elements of Compensation, and may provide that Deferral Elections shall be subject to minimum and maximum limitations on the amount deferred.

     Deferral Elections for a Plan Year shall be filed with the Committee no earlier than the date permitted by the Committee, and no later than the Deferral Election Deadline. Deferral Elections for a Plan Year shall become irrevocable at such time as the Committee may designate by Rule. A Participant's Deferral Election shall automatically terminate on his termination of employment, unless the Committee otherwise provides. The Committee shall determine the form and manner of filing the Deferral Election, which shall be by such means as the Committee shall require or permit, including, but not limited to traditional writing or electronic means.

4.2  Additional Credits.  The Committee may by Rule permit additional or
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     matching credits to be made to Participants' Accounts, at such time and based upon such criteria as the Committee deems appropriate.

4.3  Accounting for Deferred Compensation.  The Committee shall maintain an
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     Account in the name of each Participant.  The value of each Account shall be adjusted as of each Valuation Date to reflect the deferred Compensation credited thereto, the rate of return credited (or charged) to such Account, and any amounts distributed or withdrawn from such Account since the most recent prior Valuation Date. In the sole discretion of the Committee, one or more sub-Accounts may be established for each Participant to facilitate recordkeeping convenience and accuracy.

     Establishment and maintenance of Accounts hereunder shall not be construed as giving any person any interest in assets of the Company or an Affiliate, or a right to payment other than as provided hereunder. An Account shall be maintained until all amounts credited to such Account have been withdrawn, distributed, forfeited, or otherwise extinguished in accordance with the terms and provisions of this Plan.

4.4  Rates of Return.  The Committee shall by Rule establish and may change from
     ---------------
     time to time the rate of return to be credited or charged to Participants' Accounts. Such Rules may, but need not, specify one or more rates of return equal to the actual rate of return on specified predetermined actual investments (whether or not assets are actually invested therein), and may, but need not, permit Participants to choose among alternative rates of return for all or part of their Accounts.

                                   ARTICLE V
                           DISTRIBUTION OF BENEFITS

5.1  Time and Form of Distribution.  Simultaneously with the initial Deferral
     -----------------------------
     Election, a Participant shall elect on a form permitted by and delivered to the Committee, the timing and form of distribution of his Account, subject to such limitations and exceptions as the Committee may, by Rule, require or permit. The Committee may, by Rule, change the timing and forms of payment available hereunder. In establishing or changing such Rules, the Committee shall take into account constructive receipt considerations.

5.2  Changes in Distribution Options.  A Participant may change the previously
     -------------------------------
     elected form of distribution only upon such terms and conditions as the Committee may establish by Rule.

5.3  Early Distributions.  The Committee, upon application of a Participant, in
     -------------------
     its sole discretion, may direct premature distribution of part or all of a Participant's Account either during employment or after employment terminates, on such basis or for such reasons as the Committee may permit.


5.4  Committee Discretion to Distribute.  The Committee may establish Rules
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     requiring distribution of all or any part of a Participant's Account to be made earlier or later than the time elected by the Participant pursuant to
     Section 5.1, 5.2, or 5.3.

5.5  Form of Payment.  All benefits under this Plan shall be paid by negotiable
     ---------------
     check or other cash equivalent from the trust (if any) or other general funds of the Employer, or if the Committee so designates, in the form of a fully paid insurance or annuity contract, or in Common Stock or other Employer securities, valued at their Fair Market Value at the time of payment. For this purpose, 7,650,000 shares of Common Stock are reserved for delivery hereunder. Such shares may be newly issued shares, treasury shares, or shares acquired on the open market.
     In the event of any stock dividend, stock split, share combination, spinoff, reorganization, recapitalization, merger or other transaction involving the Company, the number of shares of Common Stock reserved under this Plan shall be adjusted by the Board, in its discretion, as the Board deems appropriate to reflect such transaction.

5.6. Death of a Participant.  In the event of the death of a Participant prior
     ----------------------
     to distribution of all amounts otherwise payable to the Participant hereunder, the Participant's Beneficiary or Beneficiaries shall be entitled to distribution of all vested amounts credited to the Participant's Account, in such form as the Committee may designate by Rule. Each Participant may designate a Beneficiary or Beneficiaries to receive payment of his benefits under this Plan in the event of his death, and may revoke or change such designation, in accordance with such procedures as the Committee shall promulgate. Unless the Committee otherwise provides, a Participant may revoke his designation of Beneficiary (without the consent of any Beneficiary) and make a new designation of Beneficiary by filing a new form with the Committee. A properly completed and executed change in a designation of Beneficiary, unless the Committee provides to the contrary, shall take effect immediately upon being filed with the Committee during the Participant's lifetime. If upon a Participant's death no valid designation of Beneficiary is on file with the Committee, or if a Beneficiary dies before payments are completed and there are no living contingent or successive Beneficiaries, then, unless the Committee establishes a different Rule, any remaining payments under this Plan shall be made (1) to the Participant's surviving spouse, if any, or (2) if there is no surviving spouse, then to the Participant's estate.

5.7  Withholding.  A Participant's Employer or the Company shall have the right
     -----------
     to deduct applicable taxes (including, but not limited to FICA) from amounts deferred pursuant to an Eligible Employee's Deferral Election and from any amounts payable hereunder to a Participant or Beneficiary and from amounts otherwise subject to any tax, and to withhold an appropriate amount of cash or a number of shares of Common Stock or a combination thereof for payment of taxes or to take such other action as may be necessary in the opinion of the Employer or the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of cash, shares of Common Stock, or other property theretofore owned by the Participant or Beneficiary.

5.8  Facility of Payment.  In the event any distribution is payable under this
     -------------------
     Plan to a minor or other individual who is legally, physically or mentally incompetent to receive such payment, the Committee in its sole discretion shall pay such benefits to one or more of the following persons:

     (a)  Directly to such minor or other person;
     (b)  To the legal guardian or conservator of such minor or other person;
     (c) To the spouse, parent, brother, sister, child or other relative of such minor or other person for the use of such minor or other person; or
     (d)  To such other person as the Committee deems appropriate.

     The Committee shall not be required to see to the application of any distribution so made to any of such persons, but the receipt therefor shall be a full discharge of the liability of the Plan, the Committee, the Employers, and the trustee (if any) to such minor or other person.

5.9  Waiver and Release.  The Committee may condition the payment of some or all
     ------------------
     benefits hereunder on the Participant's entering into a binding release and waiver in such form as the Committee shall permit.


                                  ARTICLE VI
                              PAYMENT LIMITATIONS

6.1  Assignment.  Except as the Committee may otherwise permit by Rule, no
     ----------
     Participant or Beneficiary of a Participant shall have any right to assign, pledge, hypothecate, anticipate or any way create a lien on any amounts payable hereunder. No amounts payable hereunder shall be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act, or by operation of law, or subject to attachment, execution, garnishment, sequestration or other seizure under any legal, equitable or other process, or be liable in any way for the debts or defaults of Participants and their Beneficiaries.

6.2  Change of Control.  Upon the first event constituting a part of the Change
     -----------------
     of Control ("CIC Event"):
     (a) the members of the Board serving immediately prior to the CIC Event may, in their sole and absolute discretion, direct the Committee to distribute all amounts credited to the Accounts of Participants in a single lump sum payment to each Participant, net of investment charges, surrender charges, etc. following which the Plan shall terminate;
     (b) no changes shall be made to any Rules in effect immediately prior to the CIC Event and no new Rules shall be promulgated; and
     (c) Plan amendments shall be subject to the last sentence of Section 10.1 (Amendment and Termination).

                                  ARTICLE VII
                             FUNDING AND EXPENSES

7.1  Funding.  Benefits under this Plan shall be funded solely by the Company
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     and its Affiliates.  Benefits hereunder shall constitute an unfunded general obligation of each Participant's respective Employer. In the event a Participant has been employed by more than one Employer, benefits hereunder shall constitute an unfunded general obligation of the Participant's most recent Employer. All payments under this Plan shall be deemed made by the Participant's Employer from general assets available to all unsecured creditors of the

     Employer in the event of its insolvency. Each Participant has merely the status of a general unsecured creditor of his Employer.

     Notwithstanding the foregoing, the Company and the Employers may, but need not create for purposes of this Plan a trust of the type commonly referred to as a "rabbi" trust, which may, but need not, be in substantial conformity to the terms of the model trust published by the Internal Revenue Service in Rev. Proc. 92-64 or any successor thereto. The Employer may transfer assets to the trustee of such trust to hold and to make distributions under this Plan on behalf of the Employers. The assets so held in trust shall remain the general assets of the Employers, which are the grantors under the trust. The rights of Participants and their Beneficiaries under this Plan and the trust shall be exclusively unsecured contractual rights. No Participant or Beneficiary shall have any right, title or interest whatsoever in the trust.

7.2  Creditor Status.  A Participant and his Beneficiary or Beneficiaries shall
     ---------------
     be general creditors of the Participant's Employer with respect to the payment of any benefit under this Plan, unless such benefits are provided under a contract of insurance or an annuity contract that has been delivered to the Participant, in which case the Participant and his Beneficiary or Beneficiaries shall look to the insurance carrier or annuity provider for payment, and not to the Employer or any Affiliate. The Employer's or Affiliate's obligation for such benefit shall be discharged by the purchase and delivery of such annuity or insurance contract.

7.3  Expenses.  The expenses of administering the Plan shall be borne by the
     --------
     Employers, provided that, prior to a CIC Event, the Committee may direct that assets of the trust, if any, shall be applied to pay such expenses.

                                 ARTICLE VIII
                                ADMINISTRATION

8.1  Committee.  Except for rights and powers expressly reserved to the Board or
     ---------
the Company, the Plan will be administered by the Committee.

8.2  Committee Powers.  The Committee shall have the power and authority in its
     ----------------
sole and absolute discretion:
     (a) To establish and from time to time amend Rules by which the Plan will be implemented and administered from time to time, which Rules shall be binding on the Employers and all Participants and their Beneficiaries, even though they may apply retroactively to Participants whose employment has terminated;
     (b) To construe and interpret the Plan, determine the application of the Plan to situations where such application is unclear or disputable, to resolve all questions arising under the Plan (including questions of fact) and make equitable adjustments for any mistakes or errors made in the administration of the Plan; provided that individual exceptions to Rules shall not be permitted;
     (c) To determine all questions arising in the administration of the Plan, including the power to determine the status of individuals as Eligible Employees, the rights of Participants and their beneficiaries and the amount of their respective benefits and such determination, interpretation or other action shall be final and binding for all purposes and upon all persons;
     (d) To adopt, amend and rescind such rules (including Rules), regulations and forms as it may deem necessary for the proper and efficient administration of the Plan consistent with its purposes, which rules may permit case-by-case determinations;
     (e) To enforce and administer the Plan in accordance with its terms and the rules, regulations and forms it adopts; to appoint a plan administrator and to delegate to the plan administrator such administrative duties as the Committee shall deem appropriate;
     (f) To take such action and establish such procedures as it deems necessary or appropriate to coordinate deferrals and benefits under this Plan and any other plan;
     (g) To select, monitor and prospectively change the rates of return to be credited under the Plan;
     (h) To take such action and establish such procedures as it deems necessary or appropriate to implement Participant elections and designations of rates of return, and to coordinate the Employers' actions, if any, taken to reduce or eliminate the Employers' exposure to market fluctuations;
     (i)  To direct the appropriate person to make payments from the Plan;
     (j) To employ such counsel, auditors, actuaries, or other specialists (who may be counsel, auditors, actuaries or other specialists for the Company) and to engage such clerical or other services to the extent such services are not provided by the Company;
     (k) To maintain records concerning the Plan sufficient to prepare reports, returns and other information required by the Plan or by law, and to communicate the terms of the Plan and any material amendments thereto to the Eligible Employees and Participants;
     (l) To delegate such of its powers and authorities (including the power and authority to delegate) to such person or persons, with his, her, its or their consent, as the Committee may appoint; and
     (m) To do all other things the Committee deems necessary or desirable for the advantageous administration of the Plan and to make the Plan fully effective in accordance with its terms and intent.

8.2  Claims for Benefits.  In the event that a Participant or Beneficiary claims
     -------------------
     to be eligible for benefits, or claims any rights hereunder, he must complete and submit such claims forms and supporting documentation as shall be required by the Committee, in its sole discretion. The Committee shall, by Rule, establish procedures (including appeals) for considering and deciding claims.

8.3  Receipt and Release of Necessary Information.  In implementing the terms of
     --------------------------------------------
     this Plan, the Committee may, without the consent of or notice to any person, release to or obtain from any other organization or person any information, with respect to any person, which the Committee deems to be necessary for such purposes. Any Participant or Beneficiary claiming benefits under this Plan shall furnish to the Committee such information as may be necessary to determine eligibility for and amount of benefit, as a condition of claiming and receiving such benefit.

8.4  Overpayment and Underpayment of Benefits.  The Committee may adopt, in its
     ----------------------------------------
     sole discretion, whatever rules, procedures and accounting practices are appropriate in providing for the collection of any overpayment of benefits. If a Participant or Beneficiary receives an underpayment of benefits, the Committee shall direct that immediate payment be made to make up for the underpayment. If an overpayment is made to a Participant or Beneficiary, for whatever reason, the Committee may, in its sole discretion, withhold payment of any further benefits under the Plan until the overpayment has been collected or may require repayment of benefits paid under this Plan without regard to further benefits to which the Participant or Beneficiary may be entitled.

                                  ARTICLE IX
                      OTHER BENEFIT PLANS OF THE COMPANY

9.1  Other Plans.  Nothing contained in this Plan shall prevent a Participant
     -----------
     prior to his death, or his Beneficiary after his death, from receiving, in addition to any payments provided for under this Plan, any payments provided for under any other plan or benefit program of an Employer, or which would otherwise be payable or distributable to the Participant or Beneficiary under any plan or policy of an Employer or otherwise. Nothing in this Plan shall be construed as preventing the Company or any Affiliate from establishing any other or different plans providing for current or deferred compensation for employees. Benefits provided under this Plan shall not constitute earnings or compensation for purposes of determining contributions or benefits under any plan of the Company intended to "qualify" under Section 401 of the Code, unless specifically provided otherwise in such plan.

                                   ARTICLE X
                     AMENDMENT AND TERMINATION OF THE PLAN

10.1 Amendment and Termination.  The Committee may amend or terminate this Plan
     -------------------------
     at any time and in its sole discretion, by (and only by) written resolution. Any such amendment or termination shall be binding on the Employers and all Participants and their Beneficiaries, even though it may be retroactive and applicable to Participants whose employment by the Company or an Employer has terminated. The Committee may amend any Rule at any time. However, no amendment or termination of the Plan and no amendment of a Rule shall adversely affect the right of a Participant to payment of a benefit to which the Participant would be entitled (then or thereafter) under the terms of the Plan if the Participant's employment terminated immediately before the adoption of such amendment or termination of the Plan or Rule, unless such amendment or termination of the Plan or amendment of the Rule in the reasonable judgment of the Committee is required to comply with applicable law or to preserve the tax treatment of benefits under this Plan for the Employers or for the Participant, or is consented to by the affected Participant. Following the occurrence of a CIC Event, no amendment of the Plan or of any Rule may be made without the written consent of the Board, except for amendments necessary to comply with applicable law.

10.2 Continuation.  The Company intends to continue this Plan indefinitely, but
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     nevertheless assumes no contractual obligation beyond the promise to pay the benefits described in this Plan to its Employees.

                                  ARTICLE XI
                                 MISCELLANEOUS

11.1 No Reduction of Employer Rights.  Nothing contained in this Plan shall be
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     construed as a contract of employment between the Company or any Affiliate and an employee, or as a right of any person to be continued in the employment of the Company or any Affiliate, or as a limitation of the right of the Company or an Affiliate to discharge any of its employees, with or without cause.

11.2 Indemnification.  The Company hereby indemnifies each member of the
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     Committee and each employee who is delegated responsibilities under the
     Plan against any and all liabilities and expenses, including attorney's fees, actually and reasonably incurred by them in connection with any threatened, pending or completed legal action or judicial or administrative proceeding to which they may be a party, or may be threatened to be made a party, by reason of membership on such Committee or due to a delegation of responsibilities, except with regard to any matters as to which they shall be adjudged in such action or proceeding to be liable for gross negligence or willful misconduct in connection therewith.

11.3 Successors.  All obligations of an Employer under this Plan shall be
     ----------
     binding on any successor to such Employer, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Employer.